SECOND AMENDMENT

This SECOND AMENDMENT (“Amendment”) dated as of October 2, 2012 (the “Effective Date”), is by and among Swift Energy Company, a Texas corporation (“Swift Co”), and Swift Energy Operating, LLC, a Texas limited liability company (“Swift LLC”; and together with Swift Co, individually, a “Borrower” and, collectively, the “Borrowers”), the Lenders party hereto, and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

WHEREAS, the Borrowers, the lenders from time to time party thereto (the “Lenders”), and the Administrative Agent are parties to the Second Amended and Restated Credit Agreement dated as of September 21, 2010, as amended by the First Amendment and Consent thereto dated as of May 12, 2011 (as so amended, and as further amended, restated or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the parties hereto have agreed to make certain amendments to and consents under the Credit Agreement as provided for herein;

NOW THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

Section 1. Defined Terms.  Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has the meaning given such term in the Credit Agreement.

Section 2. Amendments to the Credit Agreement.  Section 1.2 of the Credit Agreement is hereby amended by amending and restating the following defined terms in their entirety as follows:

“Existing Senior Notes” shall mean (a) the $250,000,000 of 7-1/8% senior unsecured notes issued on June 1, 2007 and due on June 1, 2017, (b) the $225,000,000 of 8-7/8% senior unsecured notes issued on November 25, 2009 and due on January 15, 2020 and (c) the $250,000,000 of 7⅞% senior unsecured notes issued on November 30, 2011 and due on March 1, 2022.

“New Unsecured/Subordinated Debt” shall mean Indebtedness of the Borrowers (including senior unsecured notes, subordinated notes, convertible notes, preferred stock with any mandatory redemption and other Indebtedness not ranking pari passu with the Obligations, but excluding the Existing Senior Notes and Permitted Refinancing Debt) of up to $500,000,000 in principal amount, in such form and with terms, including, when appropriate, the subordination of such Indebtedness to the payment in full of the Obligations, the termination or Cash Collateralization of all Letters of Credit and the termination of the Facility

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Amounts, approved by the Administrative Agent in writing in advance of the incurrence thereof.

Section 3. Conditions to Effectiveness.  This Amendment shall become effective as of the Effective Date upon the satisfaction of the following conditions precedent:

(a) the Administrative Agent shall have received counterparts hereof duly executed by each Borrower, the Administrative Agent and the Majority Lenders; and

(b) the Administrative Agent shall have received counterparts of the attached Acknowledgment and Reaffirmation duly executed by each Guarantor.

Section 4. Representations and Warranties.  Each Borrower hereby represents and warrants that after giving effect hereto:

(a) the representations and warranties of the Borrowers contained in the Loan Documents are true and correct in all material respects on and as of the Effective Date, other than those representations and warranties that expressly relate solely to a specific earlier date, which shall remain correct as of such earlier date; and

(b) no Default or Event of Default has occurred and is continuing.

Section 5. Effect of Amendment.

(a) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, the Issuing Bank or the Administrative Agent under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents.

(b) Upon and after the execution of this Amendment by each of the parties hereto, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.

(c) This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

(d) Except as specifically modified above, the Credit Agreement and the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

Section 6. Governing Law.  This Amendment shall be deemed to be made under and shall be construed in accordance with and governed by the laws of the State of Texas without giving effect to principles thereof relating to conflicts of law; provided, however, that Chapter

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345 of the Texas Finance Code (which regulates certain revolving credit loan accounts and revolving triparty accounts) shall not apply.

Section 7. Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Transmission by facsimile of an executed counterpart of this Amendment shall be deemed to constitute due and sufficient delivery of such counterpart.

Section 8. ENTIRE AGREEMENT.  THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the Effective Date.

BORROWERS: SWIFT ENERGY COMPANY
By:	/s/ Alton D. Heckaman, Jr.
Alton D. Heckaman, Jr. Executive Vice President and Chief Financial Officer

SWIFT ENERGY OPERATING, LLC
By:	/s/ Alton D. Heckaman, Jr.
Alton D. Heckaman, Jr. Executive Vice President and Chief Financial Officer

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement
Swift Energy Company and Swift Energy Operating, LLC

ADMINISTRATIVE AGENT, ISSUING BANK AND LENDER: JPMORGAN CHASE BANK, N.A.
By:	/s/ Jo Linda Papadakis
Jo Linda Papadakis Authorized Officer

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement
Swift Energy Company and Swift Energy Operating, LLC

LENDER: BANK OF SCOTLAND PLC
By:	/s/ Stephen Gincolum
Stephen Gincolum Assistant Vice President

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement
Swift Energy Company and Swift Energy Operating, LLC

LENDER: WELLS FARGO BANK, N.A.
By:	/s/ Brett Steele
Brett Steele Vice President

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement
Swift Energy Company and Swift Energy Operating, LLC

LENDER: COMPASS BANK
By:	/s/ Ann Van Wagener
Ann Van Wagener Vice President

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement
Swift Energy Company and Swift Energy Operating, LLC

LENDER: COMERICA BANK
By:	/s/ Brenton Bellamy
Brenton Bellamy Assistant Vice President

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement
Swift Energy Company and Swift Energy Operating, LLC

LENDER: NATIXIS
By:	/s/ Louis P. Laville, III
Louis P. Laville, III Managing Director

By:	/s/ Mary Lou Allen
Mary Lou Allen Director

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement
Swift Energy Company and Swift Energy Operating, LLC

LENDER: ROYAL BANK OF CANADA
By:	/s/ Kristan Spivey
Kristan Spivey Authorized Signatory

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement
Swift Energy Company and Swift Energy Operating, LLC

LENDER: U.S. BANK NATIONAL ASSOCIATION
By:	/s/ Heather Han
Heather Han Senior Vice President

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement
Swift Energy Company and Swift Energy Operating, LLC

LENDER: AMEGY BANK NATIONAL ASSOCIATION
By:	/s/ Kenneth R. Batson, III
Kenneth R. Batson, III Vice President

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement
Swift Energy Company and Swift Energy Operating, LLC

ACKNOWLEDGMENT AND REAFFIRMATION

Each of the undersigned (each a “Guarantor” and collectively the “Guarantors”) hereby (i) acknowledges receipt of a copy of the foregoing Second Amendment dated as of October 2, 2012 among Swift Energy Company, Swift Energy Operating, LLC, the lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent for such lenders (in such capacity, the “Administrative Agent”) and (ii) reaffirms its obligations under the Guaranty Agreement dated as of September 21, 2010 by the Guarantors in favor of the Administrative Agent for the benefit of the Secured Parties (as defined therein).

GASRS LLC
By:	/s/ Bruce H. Vincent
Bruce H. Vincent President

SWENCO-WESTERN, INC.
By:	/s/ Alton D. Heckaman, Jr.
Alton D. Heckaman, Jr. Executive Vice President, Chief Financial Officer and Secretary